EXHIBIT 99


                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                             As of November 1, 2004

                       Conforming and N Conforming and Y


Selection Criteria: Conforming and N
Table of Contents

 1. Stats
 2. Balance Type
 3. Principal Balance
 4. Current Rate
 5. Age
 6. Original Loan-To-Value Ratio
 7. Current Loan-To-Value Ratio
 8. FICO Score
 9. First Payment Date
10. States
11. Top 10 Zipcodes
12. Index
13. Margin
14. Initial Periodic Cap
15. Subsequent Periodic Cap
16. Lifetime Cap
17. Max Rate
18. Months to Roll
19. Delinquency
20. Property Type
21. Occupancy Code
22. Purpose
23. Documentation Type
24. Prepayment Penalty Flag
25. Interest Only
26. Mortgage Insurance
27. Servicer


1. Stats

Count: 61
Current Balance: $13,621,553
Average Current Balance: $223,304
Gross Weighted Average Coupon: 4.961%
Net Weighted Average Coupon: 4.711%
Weighted Average Expense Rate: 0.250%
Original Term: 360
Remaining Term: 359
Age: 1
Original Loan-to-Value Ratio: 70.15%
Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.000%
Maximum Interest Rate: 9.961%
Months to Next Roll: 59
FICO Score: 710
Max Zip Code Percentage: 3.643%


2. Balance Type

------------------------------------------------------------------------
Balance Type                         Count        Balance        Percent
------------------------------------------------------------------------
Conforming                             61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


3. Principal Balance

------------------------------------------------------------------------
Principal Balance                    Count        Balance        Percent
------------------------------------------------------------------------
$50,000.01 to $200,000.00              28        $4,300,194       31.60%
$200,000.01 to $350,000.00             32         8,856,431           65
$350,000.01 to $500,000.00              1           464,928          3.4
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


4. Current Rate

------------------------------------------------------------------------
Current Rate                         Count        Balance        Percent
------------------------------------------------------------------------
2.500% to 2.749%                        1          $275,715        2.00%
4.000% to 4.249%                        2           475,773          3.5
4.250% to 4.499%                        2           497,635          3.7
4.500% to 4.749%                        4           952,751            7
4.750% to 4.999%                       18         4,133,135         30.3
5.000% to 5.249%                       12         2,436,029         17.9
5.250% to 5.499%                       15         3,270,495           24
5.500% to 5.749%                        6         1,363,475           10
5.750% to 5.999%                        1           216,546          1.6
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


5. Age

------------------------------------------------------------------------
Age                                  Count        Balance        Percent
------------------------------------------------------------------------
0 to 2                                 58       $12,954,263       95.10%
3 to 5                                  2           503,437          3.7
15 to 17                                1           163,853          1.2
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


6. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio         Count        Balance        Percent
------------------------------------------------------------------------
0.001% to 50.000%                      10        $2,043,230       15.00%
50.001% to 60.000%                      4           811,073            6
60.001% to 70.000%                      8         2,299,941         16.9
70.001% to 75.000%                      7         1,235,580          9.1
75.001% to 80.000%                     27         6,171,778         45.3
85.001% to 90.000%                      1           275,097            2
90.001% to 95.000%                      4           784,854          5.8
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


7. Current Loan-To-Value Ratio

------------------------------------------------------------------------
Current Loan-To-Value Ratio          Count        Balance        Percent
------------------------------------------------------------------------
0.001% to 50.000%                      10        $2,043,230       15.00%
50.001% to 60.000%                      4           811,073            6
60.001% to 70.000%                      8         2,299,941         16.9
70.001% to 75.000%                      7         1,235,580          9.1
75.001% to 80.000%                     27         6,171,778         45.3
85.001% to 90.000%                      1           275,097            2
90.001% to 95.000%                      4           784,854          5.8
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


8. FICO Score

------------------------------------------------------------------------
FICO Score                           Count        Balance        Percent
------------------------------------------------------------------------
600 to 649                              2          $549,911        4.00%
650 to 699                             24         5,698,091         41.8
700 to 749                             23         5,030,551         36.9
750 to 799                             11         2,013,405         14.8
800 to 849                              1           329,594          2.4
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


9. First Payment Date

------------------------------------------------------------------------
First Payment Date                   Count        Balance        Percent
------------------------------------------------------------------------
9/1/2003                                1          $163,853        1.20%
8/1/2004                                1           227,893          1.7
9/1/2004                                1           275,544            2
10/1/2004                               9         2,163,858         15.9
11/1/2004                              38         8,131,813         59.7
12/1/2004                              11         2,658,593         19.5
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


10. States

------------------------------------------------------------------------
States                               Count        Balance        Percent
------------------------------------------------------------------------
AZ                                      3          $526,809        3.90%
CA                                      9         2,513,735         18.5
CO                                      1           244,000          1.8
FL                                      8         1,803,659         13.2
GA                                      1           163,390          1.2
HI                                      1           464,928          3.4
ID                                      1           163,853          1.2
IL                                      7         1,615,732         11.9
MD                                      3           599,525          4.4
MI                                      2           402,045            3
MN                                      1           149,630          1.1
MS                                      1           116,760          0.9
MT                                      1           119,200          0.9
NC                                      2           286,391          2.1
NJ                                      1           311,920          2.3
NV                                      2           496,274          3.6
NY                                      3           867,961          6.4
OH                                      1           275,715            2
OR                                      1           216,323          1.6
PA                                      2           365,667          2.7
TN                                      1           123,591          0.9
TX                                      1           232,637          1.7
VA                                      3           860,276          6.3
VT                                      1           150,211          1.1
WA                                      4           551,324            4
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


11. Top 10 Zipcodes

------------------------------------------------------------------------
Top 10 Zipcodes                      Count        Balance        Percent
------------------------------------------------------------------------
89084                                   2          $496,274        3.60%
96743                                   1           464,928          3.4
10510                                   1           333,700          2.4
92591                                   1           329,594          2.4
60657                                   1           329,204          2.4
34209                                   1           328,000          2.4
92677                                   1           322,876          2.4
94541                                   1           321,975          2.4
20148                                   1           321,384          2.4
60140                                   1           318,917          2.3
Other                                  50        10,054,701         73.8
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


12. Index

------------------------------------------------------------------------
Index                                Count        Balance        Percent
------------------------------------------------------------------------
1 year CMT                             61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


13. Margin

------------------------------------------------------------------------
Margin                               Count        Balance        Percent
------------------------------------------------------------------------
2.75%                                  61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


14. Initial Periodic Cap

------------------------------------------------------------------------
Initial Periodic Cap                 Count        Balance        Percent
------------------------------------------------------------------------
5.00%                                  61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------



15. Subsequent Periodic Cap

------------------------------------------------------------------------
Subsequent Periodic Cap              Count        Balance        Percent
------------------------------------------------------------------------
2.00%                                  61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


16. Lifetime Cap

------------------------------------------------------------------------
Lifetime Cap                         Count        Balance        Percent
------------------------------------------------------------------------
5.00%                                  61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


17. Max Rate

------------------------------------------------------------------------
Max Rate                             Count        Balance        Percent
------------------------------------------------------------------------
7.500% to 7.999%                        1          $275,715        2.00%
9.000% to 9.499%                        4           973,408          7.1
9.500% to 9.999%                       22         5,085,886         37.3
10.000% to 10.499%                     27         5,706,524         41.9
10.500% to 10.999%                      7         1,580,020         11.6
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


18. Months to Roll

------------------------------------------------------------------------
Months to Roll                       Count        Balance        Percent
------------------------------------------------------------------------
37 to 60                               61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


19. Delinquency

------------------------------------------------------------------------
Delinquency                          Count        Balance        Percent
------------------------------------------------------------------------
CURRENT                                61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


20. Property Type

------------------------------------------------------------------------
Property Type                        Count        Balance        Percent
------------------------------------------------------------------------
Single Family Dwelling                 49       $10,821,775       79.40%
Low-rise Condominium                   10         2,381,138         17.5
High-rise Condominium                   2           418,640          3.1
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


21. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                       Count        Balance        Percent
------------------------------------------------------------------------
Primary Residence                      53       $12,149,163       89.20%
Second Home                             8         1,472,390         10.8
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


22. Purpose

------------------------------------------------------------------------
Purpose                              Count        Balance        Percent
------------------------------------------------------------------------
Purchase                               36        $8,006,650       58.80%
Rate-Term Refinance                    15         3,393,052         24.9
Cash-Out Refinance                     10         2,221,851         16.3
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


23. Documentation Type

------------------------------------------------------------------------
Documentation Type                   Count        Balance        Percent
------------------------------------------------------------------------
Asset Only                             26        $5,243,667       38.50%
Full Documentation                     34         8,214,033         60.3
Income Only                             1           163,853          1.2
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


24. Prepayment Penalty Flag

------------------------------------------------------------------------
Prepayment Penalty Flag              Count        Balance        Percent
------------------------------------------------------------------------
N                                      61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


25. Interest Only

------------------------------------------------------------------------
Interest Only                        Count        Balance        Percent
------------------------------------------------------------------------
N                                      61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


26. Mortgage Insurance

------------------------------------------------------------------------
Mortgage Insurance                   Count        Balance        Percent
------------------------------------------------------------------------
OLTV <= 80                             56       $12,561,601       92.20%
OLTV > 80 and Insured                   5         1,059,952          7.8
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------


27. Servicer

------------------------------------------------------------------------
Servicer                             Count        Balance        Percent
------------------------------------------------------------------------
WELLS FARGO BANK, N.A.                 61       $13,621,553      100.00%
------------------------------------------------------------------------
Total:                                 61       $13,621,553      100.00%
------------------------------------------------------------------------



Selection Criteria: Conforming and Y
Table of Contents

1. Stats
2. Balance Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. First Payment Date
10. States
11. Top 10 Zipcodes
12. Index
13. Margin
14. Initial Periodic Cap
15. Subsequent Periodic Cap
16. Lifetime Cap
17. Max Rate
18. Months to Roll
19. Delinquency
20. Property Type
21. Occupancy Code
22. Purpose
23. Documentation Type
24. Prepayment Penalty Flag
25. Interest Only
26. Mortgage Insurance
27. Servicer


1. Stats

Count: 1,437
Current Balance: $307,656,762
Average Current Balance: $214,097
Gross Weighted Average Coupon: 4.925%
Net Weighted Average Coupon: 4.675%
Weighted Average Expense Rate: 0.250%
Original Term: 360
Remaining Term: 359
Age: 1
Original Loan-to-Value Ratio: 76.39%
Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Lifetime Cap: 5.000%
Maximum Interest Rate: 9.925%
Months to Next Roll: 59
FICO Score: 741
Max Zip Code Percentage: 0.482%


2. Balance Type

------------------------------------------------------------------------
Balance Type                        Count         Balance        Percent
------------------------------------------------------------------------
Conforming                          1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


3. Principal Balance

------------------------------------------------------------------------
Principal Balance                   Count         Balance        Percent
------------------------------------------------------------------------
Lower than $50,000.00                   4          $182,000        0.10%
$50,000.01 to $200,000.00             651        97,355,428         31.6
$200,000.01 to $350,000.00            774       207,013,983         67.3
$350,000.01 to $500,000.00              8         3,105,351            1
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


4. Current Rate

------------------------------------------------------------------------
Current Rate                        Count         Balance        Percent
------------------------------------------------------------------------
2.500% to 2.749%                        1          $233,180        0.10%
2.750% to 2.999%                        1           296,800          0.1
3.000% to 3.249%                        1           332,369          0.1
3.250% to 3.499%                        1           332,000          0.1
3.500% to 3.749%                        5         1,203,140          0.4
3.750% to 3.999%                        9         1,917,604          0.6
4.000% to 4.249%                       29         6,515,997          2.1
4.250% to 4.499%                       63        15,092,381          4.9
4.500% to 4.749%                      167        38,052,819         12.4
4.750% to 4.999%                      408        88,153,127         28.7
5.000% to 5.249%                      367        77,467,237         25.2
5.250% to 5.499%                      299        61,407,231           20
5.500% to 5.749%                       77        14,728,262          4.8
5.750% to 5.999%                        9         1,924,615          0.6
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


5. Age

------------------------------------------------------------------------
Age                                 Count         Balance        Percent
------------------------------------------------------------------------
0 to 2                              1,414      $302,722,026       98.40%
3 to 5                                 20         4,359,961          1.4
6 to 8                                  3           574,775          0.2
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


6. Original Loan-To-Value Ratio

------------------------------------------------------------------------
Original Loan-To-Value Ratio        Count         Balance        Percent
------------------------------------------------------------------------
0.001% to 50.000%                      62       $10,664,855        3.50%
50.001% to 60.000%                     57        11,916,174          3.9
60.001% to 70.000%                     98        22,418,553          7.3
70.001% to 75.000%                    114        25,615,419          8.3
75.001% to 80.000%                  1,030       222,039,762         72.2
80.001% to 85.000%                     16         3,565,336          1.2
85.001% to 90.000%                     19         4,146,394          1.3
90.001% to 95.000%                     41         7,290,267          2.4
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


7. Current Loan-To-Value Ratio

------------------------------------------------------------------------
Current Loan-To-Value Ratio         Count         Balance        Percent
------------------------------------------------------------------------
0.001% to 50.000%                      62       $10,664,855        3.50%
50.001% to 60.000%                     57        11,916,174          3.9
60.001% to 70.000%                     98        22,418,553          7.3
70.001% to 75.000%                    113        25,296,669          8.2
75.001% to 80.000%                  1,030       222,176,064         72.2
80.001% to 85.000%                     17         3,747,784          1.2
85.001% to 90.000%                     19         4,146,394          1.3
90.001% to 95.000%                     41         7,290,267          2.4
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


8. FICO Score

------------------------------------------------------------------------
FICO Score                          Count         Balance        Percent
------------------------------------------------------------------------
600 to 649                              4          $969,005        0.30%
650 to 699                            238        50,554,568         16.4
700 to 749                            553       117,970,234         38.3
750 to 799                            585       126,298,846         41.1
800 to 849                             57        11,864,108          3.9
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


9. First Payment Date

------------------------------------------------------------------------
First Payment Date                  Count         Balance        Percent
------------------------------------------------------------------------
5/1/2004                                1          $259,775        0.10%
6/1/2004                                2           315,000          0.1
8/1/2004                                5           884,526          0.3
9/1/2004                               15         3,475,435          1.1
10/1/2004                              90        19,122,067          6.2
11/1/2004                           1,020       221,213,963         71.9
12/1/2004                             304        62,385,996         20.3
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


10. States

------------------------------------------------------------------------
States                              Count         Balance        Percent
------------------------------------------------------------------------
AK                                      3          $798,000        0.30%
AL                                      5           953,717          0.3
AR                                      4           565,002          0.2
AZ                                     72        14,092,342          4.6
CA                                    209        54,066,061         17.6
CO                                     83        16,428,386          5.3
CT                                      7         1,703,860          0.6
DC                                     13         3,512,842          1.1
DE                                      8         1,884,898          0.6
FL                                    124        24,371,236          7.9
GA                                     59        11,442,440          3.7
HI                                      7         2,398,806          0.8
IA                                      7         1,096,850          0.4
ID                                      5           898,840          0.3
IL                                     49        10,542,798          3.4
IN                                     14         2,911,744          0.9
KS                                      5           799,100          0.3
KY                                     10         2,143,072          0.7
LA                                      3           422,307          0.1
MA                                     20         4,977,320          1.6
MD                                     72        17,765,597          5.8
MI                                     19         3,973,160          1.3
MN                                     78        15,366,678            5
MO                                     14         2,057,704          0.7
MS                                      2           298,001          0.1
MT                                      2           557,500          0.2
NC                                     38         6,551,115          2.1
NE                                      1           127,600            0
NH                                      1           126,000            0
NJ                                     36         7,537,648          2.5
NM                                      8         1,595,400          0.5
NV                                     41         9,290,513            3
NY                                     26         6,086,088            2
OH                                     51         9,810,048          3.2
OK                                      2           289,556          0.1
OR                                     16         3,181,939            1
PA                                     20         3,821,811          1.2
RI                                      2           494,385          0.2
SC                                     30         5,409,556          1.8
SD                                      1           313,000          0.1
TN                                     21         3,641,983          1.2
TX                                     34         6,848,762          2.2
UT                                      9         1,320,169          0.4
VA                                    103        24,100,979          7.8
VT                                      1           188,000          0.1
WA                                     84        17,699,752          5.8
WI                                     16         2,884,195          0.9
WV                                      2           310,000          0.1
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


11. Top 10 Zipcodes

------------------------------------------------------------------------
Top 10 Zipcodes                     Count         Balance        Percent
------------------------------------------------------------------------
29926                                   9        $1,481,644        0.50%
22033                                   5         1,358,456          0.4
91354                                   5         1,281,600          0.4
20878                                   4         1,238,800          0.4
92101                                   5         1,233,684          0.4
95758                                   4         1,126,298          0.4
85255                                   5         1,120,750          0.4
85331                                   4         1,087,500          0.4
22302                                   5         1,056,431          0.3
92127                                   4         1,036,142          0.3
Other                               1,387       295,635,458         96.1
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


12. Index

------------------------------------------------------------------------
Index                               Count         Balance        Percent
------------------------------------------------------------------------
1 year CMT                          1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


13. Margin

------------------------------------------------------------------------
Margin                              Count         Balance        Percent
------------------------------------------------------------------------
2.75%                               1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


14. Initial Periodic Cap

------------------------------------------------------------------------
Initial Periodic Cap                Count         Balance        Percent
------------------------------------------------------------------------
5.00%                               1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


15. Subsequent Periodic Cap

------------------------------------------------------------------------
Subsequent Periodic Cap             Count         Balance        Percent
------------------------------------------------------------------------
2.00%                               1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


16. Lifetime Cap

------------------------------------------------------------------------
Lifetime Cap                        Count         Balance        Percent
------------------------------------------------------------------------
5.00%                               1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


17. Max Rate

------------------------------------------------------------------------
Max Rate                            Count         Balance        Percent
------------------------------------------------------------------------
7.500% to 7.999%                        2          $529,980        0.20%
8.000% to 8.499%                        2           664,369          0.2
8.500% to 8.999%                       14         3,120,744            1
9.000% to 9.499%                       92        21,608,378            7
9.500% to 9.999%                      575       126,205,947           41
10.000% to 10.499%                    666       138,874,468         45.1
10.500% to 10.999%                     86        16,652,877          5.4
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


18. Months to Roll

------------------------------------------------------------------------
Months to Roll                      Count         Balance        Percent
------------------------------------------------------------------------
37 to 60                            1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


19. Delinquency

------------------------------------------------------------------------
Delinquency                         Count         Balance        Percent
------------------------------------------------------------------------
CURRENT                             1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


20. Property Type

------------------------------------------------------------------------
Property Type                       Count         Balance        Percent
------------------------------------------------------------------------
Single Family Dwelling              1,029      $221,205,108       71.90%
Low-rise Condominium                  317        64,954,142         21.1
High-rise Condominium                  63        14,685,044          4.8
Multi-family - 2 Units                 10         3,053,706            1
Planned Unit Development               13         2,778,246          0.9
Co-op                                   5           980,516          0.3
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------




21. Occupancy Code

------------------------------------------------------------------------
Occupancy Code                      Count         Balance        Percent
------------------------------------------------------------------------
Primary Residence                   1,267      $273,484,137       88.90%
Second Home                           170        34,172,625         11.1
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


22. Purpose

------------------------------------------------------------------------
Purpose                             Count         Balance        Percent
------------------------------------------------------------------------
Purchase                            1,144      $246,381,666       80.10%
Rate-Term Refinance                   194        40,835,700         13.3
Cash-Out Refinance                     99        20,439,395          6.6
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


23. Documentation Type

------------------------------------------------------------------------
Documentation Type                  Count         Balance        Percent
------------------------------------------------------------------------
Asset Only                            487      $105,394,863       34.30%
Full Documentation                    884       185,868,867         60.4
Income Only                            14         3,166,839            1
No Doc                                 52        13,226,192          4.3
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


24. Prepayment Penalty Flag

------------------------------------------------------------------------
Prepayment Penalty Flag             Count         Balance        Percent
------------------------------------------------------------------------
N                                   1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


25. Interest Only

------------------------------------------------------------------------
Interest Only                       Count         Balance        Percent
------------------------------------------------------------------------
Y                                   1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


26. Mortgage Insurance

------------------------------------------------------------------------
Mortgage Insurance                  Count         Balance        Percent
------------------------------------------------------------------------
OLTV <= 80                          1,370      $294,916,413       95.90%
OLTV > 80 and Insured                  67        12,740,349          4.1
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


27. Servicer

------------------------------------------------------------------------
Servicer                            Count         Balance        Percent
------------------------------------------------------------------------
WELLS FARGO BANK, N.A.              1,437      $307,656,762      100.00%
------------------------------------------------------------------------
Total:                              1,437      $307,656,762      100.00%
------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                             As of November 1, 2004

                        Conforming and N Conforming and Y


Selection Criteria: Conforming and N
Table of Contents

 1. Stats
 2. ARM Type
 3. Balance
 4. Original Principal Balance
 5. Current Mortgage Interest Rate
 6. Remaining Terms to Stated Maturity
 7. Original Loan-To-Value Ratio
 8. FICO Score
 9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 61
Current Balance: $13,621,553
Average Current Balance: $223,304
Gross Weighted Average Mortgage Interest Rate: 4.96089%
Net Weighted Average Mortgage Interest Rate: 4.70089%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 70.15%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.961%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 710
Percentage of Interest Only Loans: 0.000%


2. ARM Type

----------------------------------------------------------------------------
ARM Type                                  Count      Balance         Percent
----------------------------------------------------------------------------
5/1 ARMs                                    61     $13,621,553       100.00%
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


3. Balance

----------------------------------------------------------------------------
Balance                                   Count      Balance         Percent
----------------------------------------------------------------------------
Conforming                                  61     $13,621,553       100.00%
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


4. Original Principal Balance

----------------------------------------------------------------------------
Original Principal Balance                Count      Balance         Percent
----------------------------------------------------------------------------
Less than or equal to $200,000.00           28      $4,300,194        31.60%
$200,000.01 to $300,000.00                  20       5,011,238          36.8
$300,000.01 to $400,000.00                  12       3,845,193          28.2
$400,000.01 to $500,000.00                   1         464,928           3.4
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


5. Current Mortgage Interest Rate

----------------------------------------------------------------------------
Current Mortgage Interest Rate            Count      Balance         Percent
----------------------------------------------------------------------------
2.500% to 2.749%                             1        $275,715         2.00%
4.000% to 4.249%                             2         475,773           3.5
4.250% to 4.499%                             2         497,635           3.7
4.500% to 4.749%                             4         952,751             7
4.750% to 4.999%                            18       4,133,135          30.3
5.000% to 5.249%                            12       2,436,029          17.9
5.250% to 5.499%                            15       3,270,495            24
5.500% to 5.749%                             6       1,363,475            10
5.750% to 5.999%                             1         216,546           1.6
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity
----------------------------------------------------------------------------
Remaining Terms to Stated Maturity        Count      Balance         Percent
----------------------------------------------------------------------------
345                                          1        $163,853         1.20%
356                                          1         227,893           1.7
357                                          1         275,544             2
358                                          9       2,163,858          15.9
359                                         38       8,131,813          59.7
360                                         11       2,658,593          19.5
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

----------------------------------------------------------------------------
Original Loan-To-Value Ratio              Count      Balance         Percent
----------------------------------------------------------------------------
0.001% to 50.000%                           10      $2,043,230        15.00%
50.001% to 60.000%                           4         811,073             6
60.001% to 70.000%                           8       2,299,941          16.9
70.001% to 75.000%                           7       1,235,580           9.1
75.001% to 80.000%                          27       6,171,778          45.3
85.001% to 90.000%                           1         275,097             2
90.001% to 95.000%                           4         784,854           5.8
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


8. FICO Score

----------------------------------------------------------------------------
FICO Score                                Count      Balance         Percent
----------------------------------------------------------------------------
620 to 649                                   2        $549,911         4.00%
650 to 679                                  15       3,430,854          25.2
680 to 719                                  15       3,523,684          25.9
720 to 759                                  22       4,712,772          34.6
760 to 849                                   7       1,404,332          10.3
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


9. Geographic Areas
----------------------------------------------------------------------------
Geographic Areas                          Count      Balance         Percent
----------------------------------------------------------------------------
AZ                                           3        $526,809         3.90%
CA                                           9       2,513,735          18.5
CO                                           1         244,000           1.8
FL                                           8       1,803,659          13.2
GA                                           1         163,390           1.2
HI                                           1         464,928           3.4
ID                                           1         163,853           1.2
IL                                           7       1,615,732          11.9
MD                                           3         599,525           4.4
MI                                           2         402,045             3
MN                                           1         149,630           1.1
MS                                           1         116,760           0.9
MT                                           1         119,200           0.9
NC                                           2         286,391           2.1
NJ                                           1         311,920           2.3
NV                                           2         496,274           3.6
NY                                           3         867,961           6.4
OH                                           1         275,715             2
OR                                           1         216,323           1.6
PA                                           2         365,667           2.7
TN                                           1         123,591           0.9
TX                                           1         232,637           1.7
VA                                           3         860,276           6.3
VT                                           1         150,211           1.1
WA                                           4         551,324             4
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


10. Index

----------------------------------------------------------------------------
Index                                     Count      Balance         Percent
----------------------------------------------------------------------------
1CM                                         61     $13,621,553       100.00%
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


11. Gross Margin
----------------------------------------------------------------------------
Gross Margin                              Count      Balance         Percent
----------------------------------------------------------------------------
2.75%                                       61     $13,621,553       100.00%
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


12. Rate Ceiling

----------------------------------------------------------------------------
Rate Ceiling                              Count      Balance         Percent
----------------------------------------------------------------------------
7.500% to 7.999%                             1        $275,715         2.00%
9.000% to 9.499%                             4         973,408           7.1
9.500% to 9.999%                            22       5,085,886          37.3
10.000% to 10.499%                          27       5,706,524          41.9
10.500% to 10.999%                           7       1,580,020          11.6
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


13. Months to First Adjustment Date

----------------------------------------------------------------------------
Months to First Adjustment Date           Count      Balance         Percent
----------------------------------------------------------------------------
45                                           1        $163,853         1.20%
56                                           1         227,893           1.7
57                                           1         275,544             2
58                                           9       2,163,858          15.9
59                                          38       8,131,813          59.7
60                                          11       2,658,593          19.5
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


14. Delinquency

----------------------------------------------------------------------------
Delinquency                               Count      Balance         Percent
----------------------------------------------------------------------------
Current                                     61     $13,621,553       100.00%
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


15. Property Type

----------------------------------------------------------------------------
Property Type                             Count      Balance         Percent
----------------------------------------------------------------------------
Single Family Dwelling                      49     $10,821,775        79.40%
Low-rise Condominium                        10       2,381,138          17.5
High-rise Condominium                        2         418,640           3.1
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


16. Occupancy Code

----------------------------------------------------------------------------
Occupancy Code                            Count      Balance         Percent
----------------------------------------------------------------------------
Primary Residence                           53     $12,149,163        89.20%
Second Home                                  8       1,472,390          10.8
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


17. Purpose

----------------------------------------------------------------------------
Purpose                                   Count      Balance         Percent
----------------------------------------------------------------------------
Purchase                                    36      $8,006,650        58.80%
Rate-Term Refinance                         15       3,393,052          24.9
Cash-Out Refinance                          10       2,221,851          16.3
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


18. Documentation Type

----------------------------------------------------------------------------
Documentation Type                        Count      Balance         Percent
----------------------------------------------------------------------------
Full Documentation                          34      $8,214,033        60.30%
Asset Only                                  26       5,243,667          38.5
Income Only                                  1         163,853           1.2
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------


19. Interest Only

----------------------------------------------------------------------------
Interest Only                             Count      Balance         Percent
----------------------------------------------------------------------------
N                                           61     $13,621,553       100.00%
----------------------------------------------------------------------------
Total:                                      61     $13,621,553       100.00%
----------------------------------------------------------------------------



Selection Criteria: Conforming and Y
Table of Contents

 1. Stats
 2. ARM Type
 3. Balance
 4. Original Principal Balance
 5. Current Mortgage Interest Rate
 6. Remaining Terms to Stated Maturity
 7. Original Loan-To-Value Ratio
 8. FICO Score
 9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats
Count: 1,437
Current Balance: $307,656,762
Average Current Balance: $214,097
Gross Weighted Average Mortgage Interest Rate: 4.92519%
Net Weighted Average Mortgage Interest Rate: 4.66519%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 76.43%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.925%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 741
Percentage of Interest Only Loans: 100.000%


2. ARM Type

----------------------------------------------------------------------------
ARM Type                                  Count      Balance         Percent
----------------------------------------------------------------------------
5/1 ARMs                                 1,437    $307,656,762       100.00%
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


3. Balance

----------------------------------------------------------------------------
Balance                                   Count      Balance         Percent
----------------------------------------------------------------------------
Conforming                               1,437    $307,656,762       100.00%
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


4. Original Principal Balance

----------------------------------------------------------------------------
Original Principal Balance                Count      Balance         Percent
----------------------------------------------------------------------------
Less than or equal to $200,000.00          655     $97,537,428        31.70%
$200,000.01 to $300,000.00                 583     146,058,682          47.5
$300,000.01 to $400,000.00                 197      63,234,122          20.6
$400,000.01 to $500,000.00                   2         826,530           0.3
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


5. Current Mortgage Interest Rate

----------------------------------------------------------------------------
Current Mortgage Interest Rate            Count      Balance         Percent
----------------------------------------------------------------------------
2.500% to 2.749%                             1        $233,180         0.10%
2.750% to 2.999%                             1         296,800           0.1
3.000% to 3.249%                             1         332,369           0.1
3.250% to 3.499%                             1         332,000           0.1
3.500% to 3.749%                             5       1,203,140           0.4
3.750% to 3.999%                             9       1,917,604           0.6
4.000% to 4.249%                            29       6,515,997           2.1
4.250% to 4.499%                            63      15,092,381           4.9
4.500% to 4.749%                           167      38,052,819          12.4
4.750% to 4.999%                           408      88,153,127          28.7
5.000% to 5.249%                           367      77,467,237          25.2
5.250% to 5.499%                           299      61,407,231            20
5.500% to 5.749%                            77      14,728,262           4.8
5.750% to 5.999%                             9       1,924,615           0.6
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

----------------------------------------------------------------------------
Remaining Terms to Stated Maturity        Count      Balance         Percent
----------------------------------------------------------------------------
239                                          1         $98,000         0.00%
353                                          1         259,775           0.1
354                                          2         315,000           0.1
356                                          5         884,526           0.3
357                                         15       3,475,435           1.1
358                                         90      19,122,067           6.2
359                                      1,019     221,115,963          71.9
360                                        304      62,385,996          20.3
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

----------------------------------------------------------------------------
Original Loan-To-Value Ratio              Count      Balance         Percent
----------------------------------------------------------------------------
0.001% to 50.000%                           62     $10,664,855         3.50%
50.001% to 60.000%                          57      11,916,174           3.9
60.001% to 70.000%                          98      22,399,853           7.3
70.001% to 75.000%                         113      25,415,712           8.3
75.001% to 80.000%                       1,040     224,519,818            73
80.001% to 85.000%                           7       1,303,687           0.4
85.001% to 90.000%                          19       4,146,394           1.3
90.001% to 95.000%                          41       7,290,267           2.4
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


8. FICO Score

----------------------------------------------------------------------------
FICO Score                                Count      Balance         Percent
----------------------------------------------------------------------------
620 to 649                                   4        $969,005         0.30%
650 to 679                                  13       2,846,217           0.9
680 to 719                                 446      94,818,535          30.8
720 to 759                                 455      97,314,560          31.6
760 to 849                                 519     111,708,445          36.3
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


9. Geographic Areas

----------------------------------------------------------------------------
Geographic Areas                          Count      Balance         Percent
----------------------------------------------------------------------------
AK                                           3        $798,000         0.30%
AL                                           5         953,717           0.3
AR                                           4         565,002           0.2
AZ                                          72      14,092,342           4.6
CA                                         209      54,066,061          17.6
CO                                          83      16,428,386           5.3
CT                                           7       1,703,860           0.6
DC                                          13       3,512,842           1.1
DE                                           8       1,884,898           0.6
FL                                         124      24,371,236           7.9
GA                                          59      11,442,440           3.7
HI                                           7       2,398,806           0.8
IA                                           7       1,096,850           0.4
ID                                           5         898,840           0.3
IL                                          49      10,542,798           3.4
IN                                          14       2,911,744           0.9
KS                                           5         799,100           0.3
KY                                          10       2,143,072           0.7
LA                                           3         422,307           0.1
MA                                          20       4,977,320           1.6
MD                                          72      17,765,597           5.8
MI                                          19       3,973,160           1.3
MN                                          78      15,366,678             5
MO                                          14       2,057,704           0.7
MS                                           2         298,001           0.1
MT                                           2         557,500           0.2
NC                                          38       6,551,115           2.1
NE                                           1         127,600             0
NH                                           1         126,000             0
NJ                                          36       7,537,648           2.5
NM                                           8       1,595,400           0.5
NV                                          41       9,290,513             3
NY                                          26       6,086,088             2
OH                                          51       9,810,048           3.2
OK                                           2         289,556           0.1
OR                                          16       3,181,939             1
PA                                          20       3,821,811           1.2
RI                                           2         494,385           0.2
SC                                          30       5,409,556           1.8
SD                                           1         313,000           0.1
TN                                          21       3,641,983           1.2
TX                                          34       6,848,762           2.2
UT                                           9       1,320,169           0.4
VA                                         103      24,100,979           7.8
VT                                           1         188,000           0.1
WA                                          84      17,699,752           5.8
WI                                          16       2,884,195           0.9
WV                                           2         310,000           0.1
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


10. Index

----------------------------------------------------------------------------
Index                                     Count      Balance         Percent
----------------------------------------------------------------------------
1CM                                      1,437    $307,656,762       100.00%
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


11. Gross Margin

----------------------------------------------------------------------------
Gross Margin                              Count      Balance         Percent
----------------------------------------------------------------------------
2.75%                                    1,437    $307,656,762       100.00%
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


12. Rate Ceiling

----------------------------------------------------------------------------
Rate Ceiling                              Count      Balance         Percent
----------------------------------------------------------------------------
7.500% to 7.999%                             2        $529,980         0.20%
8.000% to 8.499%                             2         664,369           0.2
8.500% to 8.999%                            14       3,120,744             1
9.000% to 9.499%                            92      21,608,378             7
9.500% to 9.999%                           575     126,205,947            41
10.000% to 10.499%                         666     138,874,468          45.1
10.500% to 10.999%                          86      16,652,877           5.4
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


13. Months to First Adjustment Date

----------------------------------------------------------------------------
Months to First Adjustment Date           Count      Balance         Percent
----------------------------------------------------------------------------
53                                           1        $259,775         0.10%
54                                           2         315,000           0.1
56                                           5         884,526           0.3
57                                          15       3,475,435           1.1
58                                          90      19,122,067           6.2
59                                       1,020     221,213,963          71.9
60                                         304      62,385,996          20.3
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


14. Delinquency

----------------------------------------------------------------------------
Delinquency                               Count      Balance         Percent
----------------------------------------------------------------------------
Current                                  1,437    $307,656,762       100.00%
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


15. Property Type

----------------------------------------------------------------------------
Property Type                             Count      Balance         Percent
----------------------------------------------------------------------------
Single Family Dwelling                   1,029    $221,205,108        71.90%
Low-rise Condominium                       317      64,954,142          21.1
High-rise Condominium                       63      14,685,044           4.8
Multi-family - 2 Units                      10       3,053,706             1
Planned Unit Development                    13       2,778,246           0.9
Co-op                                        5         980,516           0.3
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


16. Occupancy Code

----------------------------------------------------------------------------
Occupancy Code                            Count      Balance         Percent
----------------------------------------------------------------------------
Primary Residence                        1,267    $273,484,137        88.90%
Second Home                                170      34,172,625          11.1
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


17. Purpose

----------------------------------------------------------------------------
Purpose                                   Count      Balance         Percent
----------------------------------------------------------------------------
Purchase                                 1,144    $246,381,666        80.10%
Rate-Term Refinance                        194      40,835,700          13.3
Cash-Out Refinance                          99      20,439,395           6.6
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


18. Documentation Type

----------------------------------------------------------------------------
Documentation Type                        Count      Balance         Percent
----------------------------------------------------------------------------
Full Documentation                         884    $185,868,867        60.40%
Asset Only                                 487     105,394,863          34.3
No Doc                                      52      13,226,192           4.3
Income Only                                 14       3,166,839             1
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


19. Interest Only

----------------------------------------------------------------------------
Interest Only                             Count      Balance         Percent
----------------------------------------------------------------------------
Y                                        1,437    $307,656,762       100.00%
----------------------------------------------------------------------------
Total:                                   1,437    $307,656,762       100.00%
----------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

From:    Feingold, Jessica
Sent:    Wednesday, November 17, 2004 2:00 PM
To:      Singh, Daleep
Cc:      Okudo, Melkizedeck; Kuzmanov, Anton
Subject: FW:  wells conforming io and non-io

Daleep -- pls reforward these tables with the following disclaimer. thank you.

These corrected collateral tables will need to be sent to the investors who received the ones from this morning with the following disclamer in the e-mail:

"The collateral information in this material supersedes in its entirety the collateral information in the material sent to you earlier today. Please discard the earlier material and rely only on the collateral information in this material."



            This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.